Sentinel Funds
Sentinel Georgia Municipal Bond Fund

Supplement dated February 4, 2009 to the Prospectus dated March 28, 2008

Effective February 3, 2009 all references to Sentinel U.S Treasury Money Market Fund are deleted and replaced with Sentinel Government Money Market Fund.

Effective January 1, 2009, the paragraph under “Buying, Selling, and Transferring Fund Shares—
Undesignated Investment” is deleted and replaced with the following:

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the Sentinel Short Maturity Government Fund without sales charge. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the Sentinel Short
Maturity Government Fund at the next net asset value calculated after we accept such direction. Exchange transactions will be subject to any applicable sales load. The Sentinel
Short Maturity Government Fund is described in a separate prospectus.

Effective June 10, 2008 the paragraph under the heading “Buying, Selling and Transferring Fund Shares-
Eligibility Requirements and Investment Minimums” is hereby deleted and replaced with the following:

Class I shares do not charge a sales load and typically have an expense ratio that is lower than the Fund’s other classes of shares. Class I shares do not offer certain account services available to other classes, such as automatic investment and withdrawal plans and online account access. Class I shares are generally appropriate for investors who pay their financial intermediary other than through a sales charge (i.e., sales load and/or 12b-1 fee) and/or who do not have a need for those additional account services from the Fund. The following types of investors are eligible to purchase Class I shares:

■	Investment advisory platforms, if such platform’s overall fee structure is designed with the intent of investing in class I or similar classes of shares, as evidenced by the platform investing in the class I or similar class of shares of at least one other mutual fund complex which offers classes similar to the Sentinel Funds’ Class I and load-waived
Class A shares, or by the platform investing solely in classes of shares of other mutual fund complexes which do not pay 12b-1 service fees.
■	Institutional investors, other than investment advisory platforms, with an initial investment of at least $1 million in Class I shares;
■	Qualified tuition programs established under Section 529 of the Code;
■	Registered investment companies;
■	Synovus Trust Company for trust accounts established on behalf of its clients;
■	Accounts that received Class I shares of a Sentinel Fund in exchange for Class A shares of a Synovus Fund in a reorganization, but only with respect to reinvested dividends and distributions; and
■	Deferred compensation plans established for the benefit of the employees, agents or
Directors of National Life Insurance Company and its affiliates.

Effective May 14, 2008 the section of the Prospectus entitled Buying, Selling and Transferring Fund
Shares- Foreign Addresses is deleted and replaced with the following:

Because the Funds are not registered for sales outside of the U.S. they cannot accept new accounts or investments into an account with a mailing address that is not within the U.S or a military address. You may hold, redeem shares or reinvest future dividend and capital gains, but not purchase shares into, an account originally established with a U.S. address if your address is later changed to a foreign address.